ADS LETTER OF TRANSMITTAL
To Tender American Depositary Shares (“ADSs”)
(evidenced by American Depositary Receipts)
of
Compañía de Telecomunicaciones de Chile S.A.
Pursuant to the Offer to Purchase
dated September 17, 2008
by
INVERSIONES TELEFÓNICA INTERNACIONAL HOLDING LIMITADA
a corporation owned by

TELEFÓNICA, S.A.

THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:00 P.M., NEW YORK CITY TIME, ON OCTOBER 16, 2008, UNLESS THE U.S. OFFER IS EXTENDED.

The Depositary for the ADSs in the U.S. Offer is:

Citibank, N.A.

By Mail:	By Hand/Overnight Courier:
Citibank, N.A.	Citibank, N.A.
P.O. Box 43035	250 Royall Street
Providence, RI 02940-3035	Canton, MA 02021

Description of ADSs being tendered
Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as name(s) appear(s) on ADR(s))	ADSs Tendered (Attach additional signed list if necessary)
Total Number
		of ADSs	Number of
		Evidenced by	ADSs
	ADR Serial Number(s)	ADR(s)	Tendered*

Total Number of ADSs Tendered			ADSs

* Unless otherwise indicated, it will be assumed that all ADSs delivered to the U.S. Depositary are being tendered. See Instruction 4. You must complete the Box headed “Sign Here” in accordance with the instructions set out therein and, if appropriate, the Boxes headed “Special Delivery Instructions” and “Special Issuance Instructions”.

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about what action to take, you should immediately consult your stockbroker, bank manager, lawyer, accountant or other professional or investment advisor.

If you have sold or transferred all your American Depositary Shares (“ADSs”) in Compañía de Telecomunicaciones de Chile S.A. (the “Company”), please send this ADS Letter of Transmittal together with the accompanying documents as soon as possible to the purchaser or to the stockbroker, bank or other agent through whom the sale was effected for transmission to the purchaser.

This document should be read in conjunction with the Offer to Purchase dated September 17, 2008 (the “Offer to Purchase”). The definitions used in the Offer to Purchase apply in this ADS Letter of Transmittal. All terms and conditions contained in the Offer to Purchase applicable to the U.S. Offer (as defined in the Offer to Purchase) for ADSs are deemed to be incorporated in and form part of this ADS Letter of Transmittal.

DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY (AS DEFINED BELOW). DELIVERY OF THIS ADS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS AND INSTRUCTIONS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE U.S. DEPOSITARY.

The instructions accompanying this ADS Letter of Transmittal should be read carefully before this ADS Letter of Transmittal is completed. Questions and requests for assistance may be directed to the Information Agent, D.F. King & Co., Inc., at (800) 859-8511.

Shares of common stock, no par value (the “Shares”) of the Company, except insofar as they are represented by ADSs, cannot be tendered by means of this ADS Letter of Transmittal. If you hold Shares which are not represented by ADSs and you are a resident in the United States (“U.S. Holder”), you can obtain a Form of Acceptance for tendering those Shares from the D.F. King & Co., Inc., the Information Agent, at (800) 869-8511. See Instruction 9 of this ADS Letter of Transmittal. Shares beneficially owned or held of record by persons who are non-U.S. Holders cannot be tendered pursuant to the U.S. Offer and can only be tendered pursuant to the concurrent Chilean Offer. Information on the Chilean Offer may be obtained from D.F. King & Co., Inc, at (212) 269-5550.

All ADS Letters of Transmittal, American Depositary Receipts (“ADRs”) evidencing ADSs and other required documents delivered to Citibank, N.A. (the “U.S. Depositary”) by holders of ADSs will be deemed (without any further action by the U.S. Depositary) to constitute acceptance by such holders of the U.S. Offer with respect to such ADSs (and the Shares represented thereby), subject to the terms and conditions set forth in the Offer to Purchase, any supplements or amendments thereto, and this ADS Letter of Transmittal.

Holders of ADSs purchased in the U.S. Offer will receive the purchase price for such securities in cash, by check or, in the case of ADSs held through a Book-Entry Transfer Facility, as defined in the Offer to Purchase, by means of delivery of funds to the account maintained at the Book-Entry Transfer Facility by the participant which has tendered the ADS.

This ADS Letter of Transmittal is to be used if ADRs evidencing ADSs are to be forwarded herewith. If delivery of ADSs is to be made by book-entry transfer to an account maintained by the U.S. Depositary at the Book-Entry Transfer Facility then pursuant to the procedures for book-entry transfer set forth under “The U.S. Offer — Section 4 — Procedures for Accepting the U.S. Offer — Holders of ADSs,” the ADS Letter of Transmittal must be delivered by Agents message. Holders of ADSs whose ADRs are not immediately available, or who cannot comply with the procedures for book-entry transfer on or prior to the expiration of the U.S. Offer, may tender their ADSs by following the Guaranteed Delivery Procedures set forth under “The U.S. Offer — Section 4 — Procedure for Accepting the U.S. Offer — Holders of ADSs” in the Offer to Purchase. See Instruction 2 of this ADS Letter of Transmittal. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the U.S. Depositary.

In the event of an inconsistency between the terms and procedures in this ADS Letter of Transmittal and the Offer to Purchase, the terms and procedures in the Offer to Purchase shall govern. Please contact the Information Agent to discuss any inconsistency.

☐	CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED PURSUANT TO AN ADS NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE U.S. DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s)

Window Ticket Number (if any)

Date of Execution of ADS Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

Account Number (if delivered by Book-Entry Transfer)

Transaction Code Number (if delivered by Book-Entry Transfer)

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Inversiones Telefónica Internactional Holding Limitada (“Purchaser”), a limited liability company (sociedad de responsabilidad limitada) organized and existing under the laws of the Republic of Chile and an indirect wholly owned subsidiary of Telefónica, S.A. (“Telefónica”), a publicly held stock corporation organized and existing under the laws of the Kingdom of Spain, the ADSs (which expression shall in this ADS Letter of Transmittal, except where the context otherwise requires, be deemed to include, without limitation, the Shares represented thereby) of Compañía de Telecomunicaciones de Chile S.A. (the “Company”). The undersigned hereby instructs the U.S. Depositary to accept the U.S. Offer on behalf of the undersigned with respect to the above-described ADSs, subject to the terms and conditions set forth in the Offer to Purchase, any supplements or amendments thereto, and this ADS Letter of Transmittal. The undersigned hereby acknowledges that delivery of this ADS Letter of Transmittal and of the ADSs and other required documents delivered to the U.S. Depositary in connection herewith will be deemed (without any further action by the U.S. Depositary) to constitute acceptances of the U.S. Offer by the undersigned with respect to such ADSs, subject to the rights of withdrawal set out in “The U.S. Offer — Section 5 — Withdrawal Rights” in the Offer to Purchase and the terms and conditions set forth in this ADS Letter of Transmittal.

The undersigned understands that acceptance of the U.S. Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser containing the terms of the U.S. Offer.

The undersigned hereby delivers to the U.S. Depositary for tender to Purchaser the above-described ADSs, in accordance with the terms and conditions of the Offer to Purchase, any supplements or amendments thereto, and this ADS Letter of Transmittal.

Upon the terms of the U.S. Offer (including, if the U.S. Offer is extended or amended, the terms and conditions of any such extensions or amendments), the undersigned hereby:

(i) sells, assigns and transfers to Purchaser all right, title and interest in and to all the ADSs being tendered hereby (and any and all other securities or rights issued or issuable in respect of such ADSs);

(ii) irrevocably constitutes and appoints the U.S. Depositary an attorney-in-fact and proxy of the undersigned with respect to such ADSs (and any such other securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs for such ADSs (and any such other securities or rights issued or issuable in respect of such ADSs) or transfer the ownership of such ADSs (and any such other securities or rights issued or issuable in respect of such ADSs) on the account books maintained by the ADS Depositary or the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to Purchaser and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any such other securities or rights issued or issuable in respect of such ADSs), all in accordance with the terms of the U.S. Offer; and

(iii) irrevocably grant authority to and request (1) the Company, its Gerente General (General Manager) or its agents to procure the registration of the transfer of the Shares pursuant to the U.S. Offer and the delivery of the new título(s) and/or other document(s) of title in respect thereof to Purchaser or as Purchaser may direct; and (2) Purchaser or its agents to record and act upon any instructions with regard to notices and payments which have been recorded in the records of the Company in respect of such holder’s holding(s) of Shares.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs tendered hereby (and any and all other ADSs or other securities issued or issuable in respect thereof) and that when the same are purchased by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, together with all rights now or hereafter attaching to them, including voting rights and rights to all dividends, other distributions and payments hereafter declared, made or paid, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the U.S. Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the ADSs tendered hereby (and any and all other securities or rights issued or issuable in respect of such ADSs).

The undersigned agrees to ratify each and every act or thing which may be done or effected by any director of, or other person nominated by, Purchaser or their respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder.

The undersigned undertakes, represents and warrants that if any provision of this ADS Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford Purchaser or the U.S. Depositary or their respective agents the benefit of the authority expressed to be given in this ADS Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable Purchaser or the U.S. Depositary to secure the full benefits of this ADS Letter of Transmittal.

All authority herein conferred or agreed to be conferred and all undertakings, representations and warranties given pursuant to this ADS Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions,” the undersigned hereby instructs Purchaser to:

(i) issue the check for the purchase price for the ADSs accepted for purchase, and/or

(ii) issue, or cause to be issued, any ADRs evidencing ADSs not tendered or accepted for purchase,

in the name(s) of the registered holder(s) appearing herein in the box entitled “Description of ADSs being Tendered.”

Similarly, unless otherwise indicated herein in the box entitled “Special Delivery Instructions,” the undersigned hereby instructs Purchaser to:

(i) mail, or cause to be mailed, the check for the purchase price for the ADSs accepted for purchase, and/or

(ii) return, or cause to be returned, any ADRs evidencing ADSs not tendered or accepted for purchase (and accompanying documents, as appropriate),

to the address(es) of the registered holder(s) appearing herein in the box entitled “Description of ADSs Being Tendered.”

In the event that either the “Special Delivery Instructions” or the “Special Issuance Instructions” are completed, the undersigned hereby instructs Purchaser, as applicable, to:

(i) (x) issue the check for the purchase price for the ADSs accepted for purchase, and/or (y) issue, or cause to be issued, any ADRs evidencing ADSs not tendered or accepted for purchase in the name(s) of the person or persons so indicated; or

(ii) (x) mail, or cause to be mailed, the check for the purchase price for the ADSs accepted for purchase, and/or (y) return, or cause to be returned, any ADRs evidencing any ADSs not tendered or accepted for purchase (and accompanying documents, as appropriate) to the address(es) of the person or persons so indicated.

In the case of a book-entry delivery of ADSs, the undersigned hereby instructs Purchaser to credit the undersigned’s account maintained at the Book-Entry Transfer Facility with (i) the purchase price for the ADSs accepted for purchase, and (ii) any ADSs not accepted for purchase. The undersigned recognizes that Purchaser will not transfer any ADSs from the name of the registered holder thereof if Purchaser does not accept for purchase any of the ADSs so tendered.

The terms and conditions of the U.S. Offer contained in the Offer to Purchase, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this ADS Letter of Transmittal, which shall be read and construed accordingly. All capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Offer to Purchase.

This ADS Letter of Transmittal shall not be considered complete and valid, and delivery of the consideration pursuant to the U.S. Offer shall not be made, until the ADSs being tendered and all other required documentation have been received by the U.S. Depositary as provided in the Offer to Purchase and this ADS Letter of Transmittal.

Unless you complete the “Special Delivery Instructions” box, the address of the holder inserted in the box entitled “Description of ADSs Being Tendered” is the address to which your consideration will be sent. Please also state a daytime telephone number where you may be contacted in the event of any query.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

☐	Check box ONLY if (i) the check for the purchase price with respect to ADSs accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) or (ii) any ADR evidencing ADSs not accepted for purchase is to be issued in the name of someone other than the undersigned.

Issue:	☐ check and /or

  ☐ ADR(s) to:

Name:
(Please Print: First, Middle and Last Name)

Address:

(Zip Code)

(Tax Identification or Social Security Number)

Also complete Form W-9 below

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

☐	Check box ONLY if (i) the check for the purchase price with respect to ADSs accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) or (ii) any ADR evidencing ADSs not accepted for purchase is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail:	☐ check and/or

☐	ADR(s) to:

Name:
(Please Print: First, Middle and Last Name)

Address:

(Zip Code)

IMPORTANT: HOLDER(S)
SIGN HERE
(ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

Signature(s) of Holder(s):

Dated:  , 2008

(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR(s) evidencing the ADS(s) or by person(s) to whom ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith.)

If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.

Name (s):
(Please Type or Print)

Capacity (full title):

Address:

(Including Zip Code)

Area Code and Telephone No.:

Employer Identification No. or:

Social Security No.:

GUARANTEE OF SIGNATURE(S)
(If required-See Instructions 1 and 5)

Authorized Signature:

Name (s):
(Please Type or Print)

Title:

Name of Firm:

Address:

(Including Zip Code)

Area Code and Telephone No.:

Dated:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the U.S. Offer

1. Guarantee of Signatures.  Except as otherwise provided below, all signatures on this ADS Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Security Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Inc. Medallion Signature Program (each an “Eligible Institution”). Signatures on this ADS Letter of Transmittal need not be guaranteed (a) if this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered therewith and such holder(s) have not completed the box entitled “Special Issuance Instructions” on this ADS Letter of Transmittal or (b) if such ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of ADS Letter of Transmittal and ADSs.  This ADS Letter of Transmittal is to be completed by ADS holders if ADRs are to be forwarded herewith. If delivery of ADSs are to be made by book-entry transfer to an account maintained by the U.S. Depositary at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth under “The U.S. Offer — Section 4 — Procedure for Accepting the U.S. Offer — Holders of ADSs” in the Offer to Purchase an Agent’s Message must be delivered. ADRs evidencing ADSs or confirmation of any book-entry transfer into the U.S. Depositary’s account at the Book-Entry Transfer Facility of ADSs delivered electronically, as well as a properly completed and duly executed ADS Letter of Transmittal or, in the case of a book-entry transfer, an Agent’s Message and any other documents required by this ADS Letter of Transmittal, must be delivered to the U.S. Depositary at one of its addresses set forth herein prior to the Expiration Date or the tendering ADS holder must comply with the Guaranteed Delivery Procedures set forth below and as provided under “The U.S. Offer — Section 4 — Procedure for Accepting the U.S. Offer — Holders of ADSs” in the Offer to Purchase. If ADRs are forwarded to the U.S. Depositary in multiple deliveries, a properly completed and duly executed ADS Letter of Transmittal must accompany each such delivery.

ADS holders whose ADRs are not immediately available, or who cannot deliver their ADRs and all other required documents to the U.S. Depositary prior to the Expiration Date or complete the procedures for book-entry transfer on a timely basis, as the case may be, may tender their ADSs by properly completing and duly executing the ADS Notice of Guaranteed Delivery pursuant to the Guaranteed Delivery Procedures set forth under “The U.S. Offer — Section 4 — Procedure for Accepting the U.S. Offer — Holders of ADSs” in the Offer to Purchase. Pursuant to the Guaranteed Delivery Procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed ADS Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the U.S. Depositary prior to the Expiration Date, and (c) the ADRs for such ADSs together with a properly completed and duly executed ADS Letter of Transmittal (or copy thereof, provided the signature is original) with any required signature guarantees or, in the case of ADSs held in book-entry form, a timely confirmation of a book-entry transfer of such ADSs into the U.S. Depositary’s account at the Book-Entry Transfer Facility together with an Agent’s Message and any other in documents required, must be received by the U.S. Depositary within three New York Stock Exchange trading days after the date of execution of such ADS Notice of Guaranteed Delivery.

The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the U.S. Depositary and forming a part of a book-entry confirmation which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant tendering the ADSs which are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of the ADS Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF ADSs AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDERS OF ADSs AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE U.S. DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE A TIMELY DELIVERY. REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED FOR ADSs SENT BY MAIL.

No alternative, conditional or contingent tenders will be accepted, and no fractional ADSs will be purchased. By executing this ADS Letter of Transmittal (or copy thereof), all tendering ADSs holders waive any right to receive any notice of the acceptance of their ADSs for payment.

3. Inadequate Space.  If the space provided herein is inadequate, the serial number of the ADRs, the total number of ADSs represented by such ADRs and the number of ADSs tendered should be listed on a separate schedule attached hereto.

4. Partial Tenders.  If fewer than all the ADSs evidenced by ADRs delivered to the U.S. Depositary are to be tendered, fill in the number of ADSs which are to be tendered in the box entitled “Number of ADSs Tendered.” In such case, a new ADR for the untendered ADSs represented by the old ADR will be sent to the person(s) signing this ADS Letter of Transmittal, unless otherwise provided in the appropriate box entitled “Special Delivery Instructions” on this ADS Letter of Transmittal, as promptly practicable following the date the tendered ADSs are accepted for payment. All ADSs delivered to the U.S. Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on ADS Letter of Transmittal, Stock Powers and Endorsements.  If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever. DO NOT SIGN THE BACK OF THE ADRs.

If any of the ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this ADS Letter of Transmittal.

If any of the ADSs tendered in the U.S. Offer are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of ADRs.

If this ADS Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority to act must be submitted.

If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required unless ADSs (evidenced by ADRs) and/or delivery of ADRs for ADSs not tendered or accepted for exchange are to be issued to a person other than the registered holder(s). Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs listed, the ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs evidencing such ADSs. Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

6. Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of ADSs to it or its offer pursuant to the U.S. Offer. If, however, payment of the purchase price is to be made to, or if ADSs not tendered or accepted for payment are to be registered in the name of, any persons other than the registered holder(s) or if tendered ADSs are registered in the name of any person other than the person(s) signing this ADS Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary, for transfer tax stamps to be affixed to the ADSs listed in this ADS Letter of Transmittal.

7. Special Issuance and Delivery Instructions.  If a check for the purchase price for ADSs accepted for purchase and/or ADRs evidencing ADSs not accepted for purchase is or are to be issued in the name of a person other than the signer of this ADS Letter of Transmittal or if such check for the purchase price is to be sent and/or such ADRs are to be returned to a person other than the signer of this ADS Letter of Transmittal or to an address other than that indicated in the box entitled “Description of ADSs Tendered,” the appropriate “Special Delivery Instructions” box and/or the “Special Issuance Instruction” box on this ADS Letter of Transmittal should be completed.

8. Requests for Assistance or Additional Copies.  Questions and requests for assistance or additional copies of the Offer to Purchase, this ADS Letter of Transmittal or ADS Notice of Guaranteed Delivery may be directed to the Information Agent at (800) 859-8511.

9. Holders of Shares.  Beneficial holders or holders of record of Shares who are U.S. Holders must use the Form of Acceptance to the Share Depositary in order to tender their Shares into the U.S. Offer and accept the U.S. Offer. Holders of Shares may not tender Shares pursuant to this ADS Letter of Transmittal except insofar as they are represented by ADSs. If any such holder of Shares which are not represented by ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact the Information Agent at (800) 859-8511. Beneficial holders or holders of record of Shares who are non-U.S. Holders may not tender their Shares pursuant to the U.S. Offer. Holders of ADRs must use this ADS Letter of Transmittal to tender their ADSs.

10. Lost, Destroyed or Stolen ADRs.  If any ADR(s) representing ADS(s) has been lost, destroyed or stolen, the holder should contact the U.S. Depositary at (877) Citi-ADR (248-4237).

11. Backup U.S. Federal Income Tax Withholding.  Under U.S. federal income tax law, the amount of any payments made by the U.S. Depositary to holders of ADSs (other than corporate and certain other exempt holders) pursuant to the U.S. Offer may be subject to backup withholding tax currently at a rate of 28%. To avoid such backup withholding tax with respect to payments pursuant to the U.S. Offer, a non-exempt, tendering “U.S. Holder” (as defined in “The U.S. Offer — Section 6 — Certain Tax Considerations” in the Offer to Purchase) must provide the U.S. Depositary with such holder’s correct taxpayer identification number and certify under penalty of perjury that (1) the TIN provided is correct (or that such holder is awaiting a TIN) and (2) such holder is not subject to backup withholding tax by completing the Substitute Form W-9 included as part of the ADS Letter of Transmittal. If backup withholding applies with respect to a holder of ADSs or if a holder of ADSs fails to deliver a completed Substitute Form W-9 to the U.S. Depositary or otherwise establish an exemption, the U.S. Depositary is required to withhold 28% of any payments made to such holder.

The box in Part 3 of Substitute Form W-9 may be checked if the holder of ADSs security holder is required to submit a Substitute Form W-9 and has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is so checked and the U.S. Depositary is not provided with a TIN by the time of payment, the U.S. Depositary will withhold 28% on all such payments until a TIN is provided to the U.S. Depositary.

Non-U.S. Holders (as defined for U.S. federal income tax purposes, see “The U.S. Offer — Section 6 — Certain Tax Consequences” of the Offer to Purchase) should complete and sign under penalties of perjury, attesting to that holder’s exempt status, the appropriate Form W-8 is appropriate. Such forms can be obtained from the Information Agent.

Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the IRS. The U.S. Depositary cannot refund amounts withheld by reason of backup withholding.

IMPORTANT:  THIS ADS LETTER OF TRANSMITTAL OR A COPY HEREOF TOGETHER WITH ADRs AND ALL OTHER REQUIRED DOCUMENTS OR THE ADS NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE U.S. DEPOSITARY PRIOR TO THE EXPIRATION DATE.

TO BE COMPLETED BY ALL TENDERING HOLDERS

Substitute Form W-9 Request for Taxpayer Identification Number and Certification

Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below)

Name:
Please check the appropriate box:	☐ Individual/sole proprietor	☐ Corporation	☐ Exempt from Backup Withholding
	☐ Partnership	☐ Other (specify):
Address:
City, State, and Zip Code:

PART I SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)
TAXPAYER IDENTIFICATION NO. FOR ALL ACCOUNTS
Enter your taxpayer identification number in the appropriate box.
For most individuals this is your social security number. If you do not have a number, see the enclosed Guidelines.
Note: If the account is in more than one name, see the chart in the enclosed Guidelines on which number to give the payer.
Social Security Number Employer Identification Number

PART II ☐ Awaiting TIN

PART III
Certification — Under penalties of perjury, I certify that:
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions — You must cross out Item(2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item(2). The certification requirement does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account, and payments other than interest and dividends. Also see “Signing the Certification” under “Specific Instructions” in the enclosed Guidelines.

SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE SPACE FOR THE “TIN” IN PART I ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalty of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER — Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

Give the NAME and
SOCIAL SECURITY
For this type of account:		number of —
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a.) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	(b.) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)
6.	A disregarded entity not owned by an individual	The owner

Give the NAME and
EMPLOYMENT IDENTIFICATION
For this type of account:		number of —
7.	A valid trust, estate or pension trust	The legal entity(4)
8.	Corporate account or account of LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable or other tax-exempt organization	The organization
10.	Partnership account held in the name of the business or account of multi-member LLC (other than an LLC described in item 10)	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one), but the IRS encourages you to use your Social Security Number.
(4)	List first and circle the name of the legal trust, estate or pension trust (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9, Cont.

OBTAINING A NUMBER

If you do not have a TIN or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Even if the payee does not provide a TIN in the manner required, the payer is not required to backup withhold on any payments made to a payee that is:

1.	An organization exempt from tax under section 501(a), any individual retirement account (“IRA”) where the payor is also the trustee or custodian, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

1.	A corporation.

2.	A foreign central bank of issue.

3.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

4.	A futures commission merchant registered with the Commodity Futures Trading Commission.

5.	A real estate investment trust.

6.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

7.	A common trust fund operated by a bank under section 584(a).

8.	A financial institution.

9.	A middleman known in the investment community as a nominee or custodian.

10.	A trust exempt from tax under section 664 or described in section 4947.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

Dividends and patronage dividends that generally are exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

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•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Interest payments that generally are exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Other types of payments that generally are exempt from backup withholding include:

•	Wages.

•	Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA where the payor is also the trustee or custodian, an owner-employee plan, or other deferred compensation plan.

•	Distributions from qualified tuition programs or Coverdell ESAs.

•	Certain surrenders of life insurance contracts.

•	Gambling winnings if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.

•	Real estate transactions reportable under section 6045(e).

•	Cancelled debts reportable under section 6050P.

•	Certain payment card transactions by a qualified payment card agent (as described in Revenue Procedure 2004-42 and Treasury Regulations section 31.3406(g)-1(f)) and if the requirements under Treasury Regulations section 31.3406(g)-1(f) are met.

•	Distributions from a medical savings account and long-term care benefits.

•	Fish purchases for cash reportable under section 6050R.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE “EXEMPT” ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Internal Revenue Code sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Privacy Act Notice. — Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report, among other things, interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

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You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

PENALTIES

(1)	Penalty for Failure to Furnish TIN. — If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)	Civil and Criminal Penalties for False Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)	Misuse of Taxpayer Identification Numbers. — If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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